UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K /A
Amendment Number 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 26th, 2013

Commission File Number: 333-171637

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.
(fka Forever Zen Inc.)
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Applied For
(IRS Employer Identification No.)

4F., No.550, Ruiguang Road, Neihu District,
Taipei City 114, Taiwan
(Address of principal Executive offices)

E09 Calle Jacarandas
Urbanizacion, Los Laureles
Escazu, San Jose Costa Rica
(Former Address of Executive offices)

88 6287978775 ext 500
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of NOW NEWS DIGITAL MEDIA TECHNOLOGY CO., LTD. (the “Company”) dated December 26, 2013, and filed with the Securities and Exchange Commission on December 27, 2013 (the “Original Filing”), is to disclose that on December 9, 2013, (i) the Company’s sole director, Alan Chen, approved, by written consent, of the amendment of the Company’s Articles of Incorporation to change the name of the Company to NOWNEWS DIGITAL MEDIA TECHNOLOGY CO. LTD. and (ii) Pioneer Investments Co., Ltd., as the holder of 62% of the Company’s voting common stock, consented, in writing, to the Name Change .  For convenience of the reader, this Amendment specifies the Original Filing in its entirety, as amended by this Amendment.  Except for the disclosure regarding the consent by the Company’s sole director and majority shareholder of the Name Change, this Amendment does not amend or otherwise update any other information in the Original Filing.  Accordingly, this Amendment should be read in conjunction with the Original Filing.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9th, 2013, the Company’s sole director, Alan Chen, by written consent, approved the amendment of the Company’s Articles of Incorporation to change the name of the Company to NOWnews Digital Media Technology Co., Ltd.  Additionally, on December 9th, 2013, Pioneer Media Investments Co., Ltd., the holder of 62% of the issued and outstanding shares of the Company’s common stock by written consent, consented to the amendment of the Company’s articles of incorporation to change the name of the Company to NOWnews Digital Media Technology Co., Ltd.

On December 12, 2013, the Company Amended its Articles of Incorporation with the State of Nevada, Amending Article One to change the name of the Company, which is now known as NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD., and as such the Company now has a new Cusip Number reflecting this change, 67012R105.

Item 1.01.  Entry into Material Definitive Agreements.

On December 26th, 2013, the Company entered into a written Preliminary Definitive Agreement with GIA Consultant Corp, a Hong Kong corporation (“GIA”), pursuant to which GIA will provide certain consulting services to the Company in connection with prospective qualified business acquisition candidates in order to aid the Company in evaluations of those potential candidates for possible acquisition.

The foregoing information regarding the Consulting Agreement is not intended to be complete and is qualified in its entirety by reference to the actual Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Also on December 26th, 2013, the Company entered into a written Preliminary Definitive Agreement with Worldwide Media Investments Corp, a company  incorporated in Anguilla (“Worldwide”), regarding our acquisition of Worldwide as a subsidiary (the “Preliminary Acquisition Agreement”). Pursuant to the provisions of the Preliminary Acquisition Agreement, it is assumed that the transaction shall be completed by January 31st, 2013. Upon the closing of that transaction, all of the issued and outstanding capital stock of Worldwide shall be acquired by the Company in exchange for, on a pro-rata basis, the number of shares of our common stock which will be equal to 99% of the issued and outstanding shares of our common stock.

The foregoing information regarding the Preliminary Acquisition Agreement is not intended to be complete and is qualified in its entirety by reference to  the complete text of the Preliminary Acquisition Agreement, a copy of which is attached as Exhibit 1.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information specified in this Current Report on Form 8-K, including Exhibit 1.1 and Exhibit 1.2, that is furnished pursuant to this Item 1.01, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Exhibits.

(d)   Exhibits.

Exhibit number and Description

9.1	Preliminary Definitive Agreement with GIA Consultant Corp, dated December 26th, 2013. (1)
9.2	Preliminary Definitive Agreement with Worldwide Media Investments Corp dated December 26th, 2013. (2)

(1)     Included as an exhibit to the Original Filing
(2)     Included as an exhibit to the Original Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2014

NOW NEWS DIGITAL MEDIA TECHNOLOGY CO LTD.

By: /s/Alan Chen
Alan Chen, Director